SECURITIES AND EXCHANGE COMMISSION
                  WASHINGTON, D.C.  20549




                         FORM 8-K

                      CURRENT REPORT




          Pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of 1934




     DATE OF REPORT (Date of earliest event reported):
     January 9,1998



           AMERICAN GENERAL FINANCE CORPORATION
    (Exact Name of Registrant as Specified in Charter)



 Indiana                  1-6155                  35-0416090
  (State or Other   (Commission File   (IRS Employer
  Jurisdiction of         Number)            Identification
  Incorporation)                                     No.)


       601 N.W. Second Street, Evansville, IN  47708
   (Address of Principal Executive Offices)  (Zip Code)




    Registrant's telephone number, including area code:
   (812) 424-8031

Item 5.    Other Events.

 On January 9, 1998, a duly authorized Committee (the "Terms and Pricing Committee") of the Board of Directors of American General Finance Corporation (the "Company") authorized the issuance in an underwritten public offering of $200,000,000 aggregate principal amount of the Company's 5.90% Senior Notes due January 15, 2003 (the "Notes") under the Company's previously filed Registration Statement on Form S-3 (Registration No. 33-55803), as amended by Amendment No. 1 on December 9, 1994 (the "Registration Statement") and the related Prospectus dated December 14, 1994 and Prospectus Supplement dated January 9, 1998.


Item 7.    Financial Statements, Pro Forma Financial
           Information and Exhibits.

 (c) Exhibits. The following Exhibits are filed as part of this Report and as Exhibits to the Registration
      Statement:


 Exhibit
 Number                           Description


 4(a)          Resolutions of the Terms and Pricing
                Committee adopted on January 9,1998
                establishing the terms of the Notes,
                certified by an Assistant Secretary of the Company.

 4(b)          Form of 5.90% Senior Note due January 15,
                 2003.

 5              Opinion of Baker & Daniels, special counsel
                  for the Company, as to the legality of the
                 Notes.

                        SIGNATURES


      Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                     AMERICAN GENERAL FINANCE CORPORATION



   Dated: January 13, 1998
   By: /S/ GEORGE W. SCHMIDT
       George W. Schmidt
       Controller and Assistant
       Secretary

                       EXHIBIT INDEX



Exhibit
Number

Description
4(a)   Resolutions of the Terms and Pricing
Committee adopted on January  9, 1998
establishing the terms of the Notes,
certified by an Assistant Secretary of the
Company.
4(b)   Form of 5.90% Senior Note due January 15,
2003.
5      Opinion of Baker & Daniels, special
counsel for the Company, as to the
legality of the Notes.

                        EXHIBIT 4(a)




                        CERTIFICATE



 I, Patricia W. Neighbors, an Assistant Secretary of
American General Finance Corporation, an Indiana corporation (the "Company"), do hereby certify that attached hereto is a true copy of resolutions duly adopted by a duly authorized and appointed committee of the Board of Directors of the Company at a meeting duly called and held on January 9, 1998, at which meeting a quorum was present and acting throughout, and such resolutions have not been amended, modified or rescinded and remain in full force and effect.

 IN WITNESS WHEREOF, I have hereunto signed my name.

  Dated: January 13, 1998



                     /S/ PATRICIA W. NEIGHBORS
                     Patricia W. Neighbors
                     Assistant Secretary